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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 26, 2000

                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1,
                       the SLM Student Loan Trust 1998-2,
                       the SLM Student Loan Trust 1999-1,
                       the SLM Student Loan Trust 1999-2,
                       the SLM Student Loan Trust 1999-3,
                       the SLM Student Loan Trust 2000-1,
                       the SLM Student Loan Trust 2000-2,
                       the SLM Student Loan Trust 2000-3, and
                       the SLM Student Loan Trust 2000-4)

  Delaware           33-95474/333-2502/333-24949/333-44465/      23-2815650
  --------           --------------------------------------      ----------
(State or other                     333-30932                 (I.R.S. employer
Jurisdiction of                     ---------                Identification No.)
Incorporation)                  (Commission File
                                    Numbers)

                              7773 Twin Creek Drive
                              Killeen, Texas 76543
                   ----------------------------------------
                   (Address of principal executive offices)

                  Registrant's telephone number: (817) 554-4500


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Item 5. Other Events.


 .     Closing of SLM Student Loan Trust 2000-4

      On September 12, 2000, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to certain of the Student Loan-Backed Notes, dated September 12, 2000, among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae"), and Chase Securities Inc and Goldman, Sachs & Co. on behalf of the Underwriters named in Schedule I to each of the Pricing Agreements (the "Underwriters") and (b) the Placement Agency Agreement relating to certain of the Student Loan-Backed Notes, dated September 12, 2000, among SLM Funding, Sallie Mae and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

      On September 1 or September 26, 2000, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of September 26, 2000, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Interim Trust Agreement, dated as of September 1, 2000, by and between SLM Funding and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee; (c) the Trust Agreement, dated as of September 1, 2000, by and between SLM Funding and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (d) the Indenture, dated as of September 1, 2000 (the "Indenture"), by and among the SLM Student Loan Trust 2000-4 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (e) the Sale Agreement, dated as of September 26, 2000, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing


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Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (f) the
Administration Agreement Supplement, dated as of September 26, 2000, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee, (g) the Servicing Agreement, dated as of September 26, 2000, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee; (h) the Class A-1 Note Purchase Agreement dated September 26, 2000 by and among SLM Funding, Sallie Mae and Merrill Lynch Bank USA; and (i) the Class A-2 Note Purchase Agreement dated September 26, 2000 by and among SLM Funding, Sallie Mae and Merrill Lynch Bank & Trust Co.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits

            1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated September 12, 2000, by and among SLM Funding, Sallie Mae and the Underwriters.

            1.2 Placement Agency Agreement dated September 12, 2000 by and among SLM Funding, Sallie Mae and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

            4.1 Interim Trust Agreement, dated as of September 1, 2000, by and between SLM Funding and the Interim Eligible Lender Trustee.

            4.2 Trust Agreement, dated as of September 1, 2000, by and between SLM Funding and the Eligible Lender Trustee.

            4.3 Indenture, dated as of September 1, 2000, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

            99.1 Purchase Agreement, dated as of September 26, 2000, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

            99.2 Sale Agreement, dated as of September 26, 2000, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

            99.3 Administration Agreement Supplement, dated as of September 26, 2000, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

            99.4 Servicing Agreement, dated as of September 26, 2000, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

            99.5 Class A-1 Note Purchase Agreement dated September 26, 2000 by and among SLM Funding, Sallie Mae and Merrill Lynch Bank & Trust Co.

            99.6 Class A-2 Note Purchase Agreement dated September 26, 2000 by and among SLM Funding, Sallie Mae and Merrill Lynch Bank USA.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October __, 2000

                                          SLM FUNDING CORPORATION


                                          By: /s/William M. E. Rachal, Jr.
                                              ----------------------------
                                          Name: William M. E. Rachal, Jr.
                                          Title: Treasurer and Controller


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                                INDEX TO EXHIBIT


Exhibit
Number         Exhibit
------         -------
1.1            Pricing Agreement relating to the Student Loan-Backed Notes, dated September 12, 2000, by and among SLM Funding, Sallie Mae and the Underwriters.

1.2 Placement Agency Agreement dated September 12, 2000 by and among SLM Funding, Sallie Mae and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1 Interim Trust Agreement, dated as of September 1, 2000, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.2 Trust Agreement, dated as of September 1, 2000, by and between SLM Funding and the Eligible Lender Trustee.

4.3 Indenture, dated as of September 1, 2000, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1 Purchase Agreement, dated as of September 26, 2000, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

99.2 Sale Agreement, dated as of September 26, 2000, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.3 Administration Agreement Supplement, dated as of September 26, 2000, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.4 Servicing Agreement, dated as of September 26, 2000, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.5 Class A-1 Note Purchase Agreement dated September 26, 2000 by and among SLM Funding, Sallie Mae and Merrill Lynch Bank & Trust Co.

99.6 Class A-2 Note Purchase Agreement dated September 26, 2000 by and among SLM Funding, Sallie Mae and Merrill Lynch Bank USA.


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